Exhibit 99.1

Lovarra Changes Name and Ticker Symbol to GoLogiq, Inc. and GOLQ

Effective Friday, June 10

New York, NY – June 9, 2022 – Lovarra (OTC: LOVA) (the “Company”), rebranded as GoLogiq, Inc., a global provider of mobile fintech solutions for digital transformation and consumer data analytics in Southeast Asia, today announced that the Financial Industry Regulatory Authority (“FINRA”) has approved its application to change its name to “GoLogiq, Inc.” and its ticker symbol to “GOLQ” on the OTC PINK tier of the OTC Markets marketplace, effective Friday, June 10, 2022. No action is required of shareholders, as these adjustments will automatically be made by broker dealers and the Company’s transfer agent.

Earlier this year, Logiq, Inc. (“Logiq”), the majority shareholder of the Company, completed the transfer of its AppLogiq assets to the Company. The transaction completed the separation of Logiq’s DataLogiq and AppLogiq businesses into two publicly traded companies.

“We are pleased to announce this milestone as we continue to move forward on executing our strategy to expand our business in Southeast Asia. We believe that our new name and ticker symbol more accurately represent our focus on various growth strategies that we are pursuing, which we expect to capture market share with our next-generation technology offerings and data and consumer analytics,” said Matthew Brent, the Company’s Chief Executive Officer. “We also intend to continue to take aggressive steps to strengthen our company through strategic transactions as well as organically.”

About GoLogiq

GoLogiq, Inc. is a U.S.-based global provider of fintech and mobile solutions for digital transformation and consumer data analytics in Southeast Asia. In Indonesia, its legacy operations consist of four main software platforms including CreateApp, a mobile app development and publishing platform for small-to-medium sized businesses; AtozGo, a ‘hyper-local’ app-based delivery platform; AtozPay, an eWallet for mobile top-up, e-commerce purchases, bill payment and microfinance; and Radix, its Big Data analytics platform.

Important Cautions Regarding Forward-Looking Statements

This press release contains certain forward-looking statements and information, as defined within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the Safe Harbor created by those sections. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as “will likely result”, “are expected to”, “expects”, “will continue”, “is anticipated”, “anticipates”, “believes”, “estimated”, “intends”, “plans”, “forecast”, “projection”, “strategy”, “objective” and “outlook”) are not historical facts, may be forward-looking statements and may involve estimates, assumptions and uncertainties which could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements. No assurance can be given that these expectations will prove to be correct, and such forward-looking statements included in this press release should not be unduly relied upon.

These statements speak only as of the date of this press release. Forward-looking statements are based on a number of assumptions and are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those that are disclosed in or implied by such forward-looking statements. In particular and without limitation, this press release contains forward-looking statements regarding our products and services, the use and/or ongoing demand for our products and services, industry trends, overall market growth rates, our growth strategies, the continued growth of the addressable markets for our products and solutions, our business plans and strategies, our ability to successfully locate and consummate any contemplated strategic transactions, the structure of any such transaction, timing of such transaction, and the valuation of the businesses after completion of any such transaction, if any, and other risks described in the Company’s prior press releases and in its filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K and any subsequent public filings.

The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. New factors emerge from time to time, and it is not possible for the Company to predict all of them, or assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements contained in this press release are expressly qualified in their entirety by this cautionary statement.

Media & Investor Contact

contact@gologiq.com

207-595-2508